UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 7, 2005

PROXIM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-30993	52-2198231
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 Stewart Drive

Sunnyvale, California 94085

(Address of principal executive offices, including zip code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 7, 2005, Proxim Corporation (the “Company”) entered into a Subscription Agreement with several purchasers (the “Purchasers” and each a “Purchaser”), pursuant to the terms of which the Purchasers purchased 5,010,000 shares of the Company’s Class A Common Stock (“Common Stock”) at a purchase price per share of $1.80, for aggregate proceeds of $9.018 million.

Pursuant to the terms of the Subscription Agreement, the Company also issued to each Purchaser at closing warrants, exercisable for the purchase of 0.5 shares of Common Stock for each share of Common Stock purchased by such Purchaser pursuant to the Subscription Agreement, at an exercise price equal to $2.35 per share.  The warrants will become exercisable six (6) months from the issuance of the warrants and will remain exercisable for a period of five years.  In aggregate, a maximum of 2,505,000 shares of Common Stock can be issued upon exercise of the warrants. In the event of a major transaction, such as a merger or sale of the Company, the holders of the warrants are entitled to certain cash payment rights, depending on the timing of such transaction, and as more fully described in the warrants.  East Peak Advisors, L.L.C. acted as exclusive financial advisor to the Company in connection with the sale of the shares of Common Stock and warrants.

The shares, warrants and shares issuable upon exercise of the warrants are to be issued and sold under the Company’s previously filed shelf Registration Statement on Form S-3 (File No. 333-119975), which was declared effective by the Securities and Exchange Commission on November 8, 2004 (the “Registration Statement”).   The Company has also agreed to file a new registration statement for the shares underlying the warrants in the event the Registration Statement becomes unavailable for issuance of such shares.  Copies of the financial advisor agreement, form of Subscription Agreement and form of warrant are attached to this report as Exhibits 10.1, 10.2 and 4.1, respectively, and this Current Report is being filed for the purpose of incorporating such exhibits by reference into this report and into the Registration Statement.

Item 8.01.  OTHER EVENTS

On February 7, 2005, the Company issued a press release announcing the offering of the shares and warrants pursuant to the Subscription Agreement.  The complete text of that press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K, the press release attached as Exhibit 99.1 is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished for purposes of that instruction.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit No.	Description

4.1	Form of Warrant
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
10.1	Financial Advisor Agreement
10.2	Form of Subscription Agreement, dated February 7, 2005 between the Company and the Purchasers
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation, included in Exhibit 5.1
99.1	Press Release, dated February 7, 2005, entitled “Proxim Corporation Announces Pricing of Offering of $9 Million in Common Stock and Warrants”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proxim Corporation

By:	/s/ Michael D. Angel
Michael D. Angel Executive Vice President and Chief Financial Officer

Date:  February 7, 2005

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
10.1	Financial Advisor Agreement
10.2	Form of Subscription Agreement, dated February 7, 2005 between the Company and the Purchasers
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation, included in Exhibit 5.1
99.1	Press Release, dated February 7, 2005, entitled “Proxim Corporation Announces Pricing of Offering of $9 Million in Common Stock and Warrants”